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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 28, 2000 included (or incorporated by reference) in Gensym Corporation's Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.



                                            /s/ Arthur Andersen LLP
                                            -----------------------


Boston, Massachusetts
June 1, 2000